Exhibit 10.1

SHARE EXCHANGE AGREEMENT

BETWEEN:

Berita International Corporation ("the Company")

AND:

Shenzhen Naiji Electrical Equipment Co., Ltd. ("Naiji")

AND:

All Shareholders of Naiji

SHARE EXCHANGE AGREEMENT

This Share Exchange Agreement is dated the 23rd day of January, 2003.

BETWEEN:

BERITA INTERNATIONAL CORPORATION, a company incorporated under the laws of Nevada with its address at Suite 703- 1112 West Pender Street,  Vancouver, B.C. Canada V6E2S1 (hereinafter referred to as the "Company"),

AND:

SHENZHEN NAIJI ELECTRICAL EQUIPMENT CO., LTD., a company incorporated under the laws of the People's Republic of China with its address at 4th Floor, 15th Building of Nanshan Industry Village, Nanxin Road, Nanshan District, Shenzhen City (Hereinafter referred to as “Naiji").

AND:

All of the Shareholders of SHENZHEN NAIJI ELECTRICAL EQUIPMENT CO., LTD. specifically described in Schedule A which is attached hereto. (Hereinafter referred to as the "Shareholders ")

WHEREAS:

The Shareholders are the beneficial and recorded owners of 100% of the registered capital of Naiji.

WHEREAS:

The Company has agreed to purchase from the Shareholders, the registered capital in the amount of $483,396 US (4 Million Reminbi or "RMB") of Naiji, in consideration of, inter alia, the allotment of 24,000,000 fully paid and non assessable common shares with a par value of $0.001 in the capital stock of the Company.  The allotted shares of the Company will constitute 100% of the issued and outstanding shares of the Company.

WHEREAS:

The Company and Naiji have approved this Agreement pursuant to which all of the registered capital of Naiji shall be exchanged by the Shareholders ("the Share Exchange") for 24,000,000 shares  with a $0.001 par value common shares of the Company whereby Naiji will become a wholly-owned subsidiary of the Company.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the respective warranties, representations, covenants and agreements contained herein, the parties agree as follows:

1.00

DEFINITIONS

1.1

Allotted Shares means the shares in the Company's capital stock to be allotted and later issued to the Shareholders.

1.2

All monetary amounts refer to U.S. currency.

1.3

Purchased Shares means the registered capital of Naiji to be acquired by the Company, being $483,396.

1.4

Schedule A - Registered capital contributions of Naiji.

1.5

Schedule B- Letters of consent from Shareholders to exchange registered capital of Naiji for shares of the Company.

1.6

Schedule C - Corporate resolution of Naiji approving the exchange of all its registered capital for shares of the Company, first to be allotted and issued at a later date and approving the Share Exchange Agreement.

1.7

Schedule D - Corporate resolution of the Company approving the allotment and subsequent issue of shares to Naiji in exchange all of its registered capital and approving the Share Exchange Agreement.

1.8

Schedule E - Shareholder list of the Company after exchange of shares with Naiji.

2.00

THE SHARE EXCHANGE

2.1

Exchange of shares

(a)

All of the registered capital of Naiji with a value of $483,396 as specified in Schedule A shall be exchanged and the holder thereof shall receive in payment, 24,000,000 shares of the Company's stock with a par value of $0.001.

(b)

The Shareholders of Naiji shall deliver to the Company letters of consent as specified in Schedule B stating their ownership of the registered capital and authorizing the exchange of the registered capital for shares of the Company.  These letters shall be signed together with all such other documents as may be required to affect a valid transfer of such Naiji registered capital by which Shareholders are free and clear of any and all liens, encumbrances, charges or claims.  Upon the surrender of such letters to the Company, such holders or their designates, shall receive in exchange shares of the Company.

2.2

Upon satisfaction of the conditions as set forth in this agreement, the directors and officers of the Company shall be as follows:

Yulong Guo

CEO, CFO, Director, President, and Treasurer

Xiao-Ling Chen

Secretary, Director

Such persons shall hold office until the next annual meeting of the Company or as voted by the board of directors.

3.00

REPRESENTATIONS, WARRANTIES AND COVENANTS OF NAIJI AND ITS SHAREHOLDERS

Naiji and its Shareholders, hereby jointly and severally represent and warrant to the Company as follows:

3.1

Naiji is duly incorporated, validly existing and in good standing under the laws of the People's Republic of China, and has the necessary corporate capacity to carry on business or holds assets to carry on its business and has the corporate power to enter into this Agreement and to carry out the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Naiji have been duly and validly authorized and approved by all necessary  corporate  action on the part of Naiji, and this Agreement is the legal and binding obligation of Naiji. The entering into of  this  Agreement  by  Naiji  does  not,  and  the  consummation  by  Naiji of the transactions  contemplated  hereby will not,  violate the  provisions of (i) any applicable  laws of the People's Republic of China or any jurisdiction in which Naiji does business, (ii) the Articles of Incorporation or By-Laws of Naiji or (iii) any judgment  or decree  applicable  to Naiji.

.

3.2

The total registered capital of Naiji is $483,396 and are validly issued and are outstanding as fully paid and non assessable.  None of Naiji's registered capital has been issued in violation of any laws in the People's Republic of China.  There are no outstanding options, warrants, rights or agreements of any kind for the issuance or sale of, or outstanding securities convertible into any additional registered capital of Naiji.  The registered capital are duly authorized, validly issued, fully paid, non-assessable and free of pre-emptive rights and are held of record and beneficially by the Shareholders.

3.3

No person, other than the Company, has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option:

(i)

to require Naiji to issue any registered capital or to convert any securities of Naiji or

(ii)

to issue or allotment of any registered capital of Naiji;

(iii)

to require Naiji to purchase, redeem or otherwise acquire any of its registered capital.

3.4

The President and Director of Naiji is Yulong Guo.

3.5

The corporate records of Naiji are accurate, complete and up to date in all material respects and all material transactions of Naiji have been promptly and properly recorded in its books or filed in its records.

3.6

That Naiji has filed all necessary tax returns in the People's Republic of China required by it and no tax authority is now asserting or is threatening to assert against Naiji's deficiencies or claim for additional taxes or interest thereon or penalties in connection therewith.

3.7

Except as disclosed in the books as at January 23, 2003, Naiji does not have any liabilities, due or accruing, contingent or absolute, and Naiji is not directly or indirectly subject to any guarantee, indemnity or other contingent or indirect obligation with respect to the obligation of any person or company.

3.8

Naiji has good and marketable title or leasehold title to all the assets, and such titles and rights are free and clear of any financial encumbrances except as otherwise disclosed.

3.9

No permits or licenses have been granted with respect to the assets except those disclosed in writing by the Company.

3.10

Naiji holds all permits, licenses, consents and authorities issued by the respective government authorities which are necessary in connection with the operation of its business and of the ownership of its properties and assets.

3.11

There are no actions, suits, proceedings or investigations pending or, threatened against it or affecting it, at law or in equity, before or by any court, administrative agency or other tribunal or any governmental authority.

3.12

Naiji warrants to the Company that all of its shareholders have approved the exchange of shares, such approvals form part of Schedule B, which is an integral part of this Agreement.

3.13

Naiji warrants that it has passed the necessary corporate resolutions to affect such share transfers, a copy of which is attached under Schedule C.

3.14

Neither this agreement nor any Schedule hereto contains any untrue statements of a fact, or omits to state a fact necessary to make the statements herein not misleading and there is no fact which adversely affects or may in the future adversely affect the present scope of the business, operations of Naiji which has not been set forth herein or in a Schedule attached hereto.

4.00

THE COMPANY'S REPRESENTATIONS, WARRANTIES AND COVENANTS

4.1

The Company is duly incorporated, validly existing and in good standing under the laws of the State of Nevada of the United States, and has the necessary corporate capacity to carry on business or holds assets to carry on business.

4.2

As of the date of this agreement, the authorized capital of the Company is 75,000,000 common shares with a par value of $0.001, of which 24,000,000 fully paid and non assessable common shares will be allotted immediately and will be issued no later than March 31, 2004.  The common shares to be issued by the Company to the Shareholders pursuant to this Agreement will be when issued, duly authorized, validly issued, fully paid, non-assessable, and free and clear of all liens, encumbrances, charges or claims.

4.3

The directors and officers of the Company are as follows:

Name                         Position Held

Yulong Guo             CEO, CFO, Director, President, Treasurer

Xiaoling Chen         Secretary, Director

4.4

The corporate records are accurate, complete and up to date in all material respects.

4.5

The Company has not commenced business of any sort.

4.6

The Company has passed a corporate resolution approving the above share transfer and this Agreement, a copy of which is attached under Schedule D.

4.7

The Company represents that the Allotted shares bear no covenants or restriction preventing such Allotment of these shares.

4.8

The Company has the corporate  power to enter  into  this Agreement and to carry out the transactions  contemplated hereby. The execution, delivery and performance  of this  Agreement by the Company have been duly and validly authorized  and approved by all necessary  corporate  action on the part of the Company, and this Agreement is the legal and binding obligation of the Company. The entering into of  this  Agreement  by  the Company  does  not,  and  the  consummation  by  the Company of the transactions  contemplated  hereby will not,  violate the  provisions of (i) any applicable  laws of the United States or any state or  jurisdiction in which the Company does business, (ii) the Articles of Incorporation or By-Laws of the Company or (iii) any judgment  or decree  applicable  to the Company.

5.00

CONSIDERATION TO BE RECEIVED BY THE SHAREHOLDERS OF NAIJI

5.1

As full and complete consideration for the absolute sale and transfer of the Purchased Shares by the Shareholders to the Company, the Company hereby agrees to allot immediately from its capital stock, 24,000,000 fully paid and non assessable common shares with a par value of $0.001, such Allotted shares to be issued to the Shareholders or their nominees no later than March 31, 2004. The Allotted shares will be issued to the Shareholders as detailed out in Schedule E.

5.2

No fractional certificates will be issued.

5.3

The Company covenants that for so long as the allotted shares remain allotted and unissued, it shall not alter any of the rights or restrictions attached to such shares, except for the purposes of subdivision, redivision or consolidation.

5.4

Nothing in this section shall be construed as preventing the Company from increasing its authorized capital.

6.00

MISCELLANEOUS

6.1

There are no representations, warranties, collateral agreements or conditions affecting this transaction other than as expressed or referred to herein in writing.

6.2

This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada of the United States.

6.3

Should any provision or provisions or conditions of this Agreement be void or not enforceable, it or they shall be considered separate and severable from this Agreement and its remaining provisions and conditions shall remain in force and be binding upon the parties hereto as though the said provision or provisions or conditions had never been included.

6.4

The Schedules attached to this agreement are incorporated by reference as fully as though contained in the body thereof. Wherever any term or condition, expressed or implied, of such Schedules conflicts or is at variance with any term or condition of this Agreement, such term or condition of this Agreement shall prevail.

6.5

This Agreement and any certificate or other writing delivered in connection herewith may be executed in any number of counterparts and any party hereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Agreement or such other writing as the case may be, taken together will be deemed to be one and the same instrument. The execution of this Agreement or any other writing hereto will not become effective until all counterparts hereof have been executed by all the parties hereto.

IN WITNESS WHEREOF the parties hereto have executed this Agreement on the day and year first set forth above notwithstanding the actual date of execution.

SHENZHEN NAIJI ELECTRICAL EQUIPMENT CO., LTD.

Per:

/s/ Yulong Guo

__________________________

Yulong Guo-President

BERITA INTERNATIONAL CORPORATION

Per:

/s/ Yulong Guo

__________________________

Yulong Guo-President

Schedule A

Registered Capital Contributions of Shenzhen Naiji Electrical Equipment Co., Ltd.

	USD (Note1)	RMB (Note1)

Mr. Yulong Guo	435,056	3,600,000

Ms. Xiaoling Chen	48,340	400,000

Total	$ 483,396	4,000,000

Note 1: Conversion rate of 8.2748|0.1208 used.

Schedule B

LETTER OF CONSENT

This is to certify that Yulong Guo is a contributor of registered capital to Shenzhen Naiji Electrical Equipment Co. Ltd., (the Company).

Yulong Guo hereby consents to the following:

1.0

The Share Exchange Agreement between Berita International Corporation and Shenzhen Naiji Electrical Equipment Co., Ltd., dated January 23, 2003 be approved.

1.2

Total Registered Capital ("TRC") of the Company is $483,396.

1.3

TRC will be exchanged for 24,000,000 common shares of Berita International

Corporation ("Berita").

1.4

The Company will become a wholly owned subsidiary of Berita.

1.5

Of the TRC, Yulong Guo's contribution will be $ 435,056.

1.6

Yulong Guo will be issued its proportion of Berita's shares based on registered capital contribution proportion in the Company.

1.7

Yulong Guo acknowledges and approves that common shares of Berita issued to shareholders specified in Schedule E, have received full consideration for

Yulong Guo's capital contribution of $ 435,056.

/s/ Yulong Guo

__________________________

Yulong Guo

Dated: January 23, 2003

Schedule B

LETTER OF CONSENT

This is to certify that Xiaoling Chen is a contributor of registered capital to Shenzhen Naiji Electrical Equipment Co. Ltd., (the Company).

Xiaoling Chen hereby consents to the following:

1.0

The Share Exchange Agreement between Berita International Corporation

and

Shenzhen Naiji Electrical Equipment Co., Ltd., dated January 23, 2003 be approved.

1.2

Total Registered Capital ("TRC") of the Company is $483,396.

1.3

TRC will be exchanged for 24,000,000 common shares of Berita International

Corporation ("Berita").

1.4

The Company will become a wholly owned subsidiary of Berita.

1.5

Of the TRC, Xiaoling Chen's contribution will be $ 48,340.

1.6

Xiaoling Chen will be issued its proportion of Berita's shares based on registered capital contribution proportion in the Company.

1.7

Xiaoling Chen acknowledges and approves that common shares of Berita issued to shareholders specified in Schedule E, have received full

consideration

for

Xiaoling Chen's capital contribution of $ 48,340.

/s/ Xiaoling Chen

__________________________

Xiaoling Chen

Dated: January 23, 2003

SCHEDULE  C

Shenzhen Naiji Electrical Equipment Co., Ltd.

Pursuant to the provisions of the by- laws of the Company, the following resolutions are passed as resolutions of the sole director, duly consented to in writing.

BE IT RESOLVED:

1.

The Share Exchange Agreement dated January 23, 2003 signed between the Company and Berita International Corporation is hereby approved.

2.

The Company approves that its registered capital in the amount of $483,396 will be exchanged for 24,000,000 shares of Berita International Corporation, first to be allotted on January 23, 2003 and issued no later than March 31, 2004.

3.

Attached to this resolution are the Letters of Consent of all the Shareholders of the Company to affect a valid exchange of shares.

4.

As a result of the Share Exchange Agreement, the Company hereby becomes a wholly owned subsidiary of Berita International Corporation.

Dated this 23rd day of January, 2003.

/s/ Yulong Guo

____________________________

Yulong Guo-President

SCHEDULE   D

Berita International Corporation

Pursuant to the provisions of the Articles and By - Laws of the Company, the following resolutions are passed as resolutions of the sole director, duly consented to in writing.

BE IT RESOLVED:

1.

The Share Exchange Agreement ("the Agreement") signed between the Company and Shenzhen Naiji Electrical Equipment Co., Ltd. ("Naiji"), dated January 23, 2003, is hereby ratified.

2.

In accordance with the terms of the Agreement, 24,000,000 common shares of the Company are hereby allotted and will be issued no later than March 31, 2004 in exchange for all of Naiji's registered capital in the amount of $483,396 USD.

3.

The Company has received the Letters of Consent of all the Shareholders of the Naiji to affect a valid exchange of shares.

4.

As a result of the Share Exchange Agreement, the Company hereby becomes the Parent Company of Naiji.

Dated this 23rd day of January, 2003.

/s/ Yulong Guo

________________________

Yulong Guo-President

Schedule E

Shareholder List of Berita International Corporation After Exchange of Shares with Naiji

Cert.			# of Shares
#	First Name	Last Name

1	Zhi-Qiang	Cai	5,000
	No. 13 Team, Jixing Village, Tongmeng Town,
	Chaoyang City, Guangdong Province, China

2	Xiao-Ling	Chen	2,400,000
	No.16, Nanhai Rose Garden, Nanshan District,
	Shenzhen, Guangdong Province, China

3	Zhen-Hua	Du	200,000
	Room 24- 401 Guiyuan, Nanshan District,
	Shenzhen, Guangdong Province, China

4	Da-Min	Guo	1,340,000
	Tongbomeng Inhabitant
	Commision, Tongmeng Town,
	Chaoyang City,
	Guangdong Province, China

5	Geng-He	Guo	5,000
	Tongbomeng Village, Tongmeng
	Town, Chaoyang District,
	Guangdong Province, China

6	Rui-Qian	Guo	1,330,000
	Household House, Education
	Office, Tongmeng Town,
	Chaoyang City,
	Guangdong Province, China

7	Shao-Zhong	Guo	95,517
	No.23 Industrial Avenue,
	Dali Area, Nanhai City,
	Guangdong Province, China

8	Wei-Hong	Guo	12,383
	No.16 Team, Tongbomeng
	Inhabitant Commission,
	Tongmeng Town, Chaoyang City
	Guangdong Province, China

9	Yu-Long	Guo	10,730,000
	No. 9 Nanhai Rose Garden,
	Shekou, Nanshan District,
	Shenzhen, Guangdong, China

10	Xue-Jian	Hu	1,330,000
	Room 301, No. 26 Building,
	Zhaoshang Road (N), Shekou,
	Shenzhen, Guangdong, China

11	Yong-Feng Lin		80,000
	Longpu Village, Quxi Town,
	Jieyang County,
	Guangdong Province, China

12	Yi	Lu	2,100
	5G, 3rd Building, Jinhaiyan
	Garden, Shahe, Futian District,
	Shenzhen, Guangdong, China

13	Qing-Hai	Qian	100,000
	Room 303, West No. 69,
	Zhongshan Road, Danyang City,
	Jiangsu Province, China

14	Yun	Sun	50,000
	No. 3 Wanfengyuan, No. 25
	Seventh Industrial Road,
	Shekou, Shenzhen,
	Guangdong Province, China

15	Ying	Yang	2,500,000
	A201, Xiangjingge, Xiangqi
	Garden, Baishizhou, Shenzhen,
	Guangdong Province, China

16	You-Yue	Yang	20,000
	Room 102, No. 32 Building, Zhaoshang Road (N),
	Shekou, Shenzhen, Guangdong, China

17	Cheng-De	Zheng	500,000
	Room 24-202 Guiyuan, Nanshan
	District, Shenzhen,
	Guangdong Province, China

18	Li-Peng	Zheng	300,000
	Room 24- 401 Guiyuan, Nanshan
	District, Shenzhen,
	Guangdong Province, China

19	Qiaojiao	Wang	800,000
	302- 19 Zhong Shan Road,
	Shantou, Guangdong, China

20	Jiqing	Zheng	1,100,000
	Room 1308, Wan De Mansion,
	No. 1019 Shen Nan Zhong Road,
	Shenzhen, Guangdong, China

21	Zheng	Liu	1,100,000
	Room 1900 Capitol Mansion,
	No. 6 Xin Yuan Nan Lu, Chao Yang District,
	Beijing China
		Total shares	24,000,000